PAX WORLD FUNDS SERIES TRUST I

PAX LARGE CAP FUND

Investor Class (PAXLX) Institutional Class (PXLIX)

PAX MID CAP FUND

Investor Class (PWMDX) Institutional Class (PMIDX)

PAX SMALL CAP FUND

Investor Class (PXSCX) Class A (PXSAX) Institutional Class (PXSIX)

PAX ESG BETA QUALITY FUND

Investor Class (PXWGX) Class A (PXGAX) Institutional Class (PWGIX)

PAX ESG BETA DIVIDEND FUND

Investor Class (PAXDX) Institutional Class (PXDIX)

PAX MSCI EAFE ESG LEADERS INDEX FUND

Investor Class (PXINX) Institutional Class (PXNIX)

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

Investor Class (PGRNX) Class A (PXEAX) Institutional Class (PGINX)

PAX CORE BOND FUND

Investor Class (PAXBX) Institutional Class (PXBIX)

PAX HIGH YIELD BOND FUND

Investor Class (PAXHX) Class A (PXHAX) Institutional Class (PXHIX)

PAX BALANCED FUND

Investor Class (PAXWX) Institutional Class (PAXIX)

PAX WORLD FUNDS SERIES TRUST III

PAX ELLEVATE GLOBAL WOMEN’S LEADERSHIP FUND

(formerly Pax Ellevate Global Women’s Index Fund)

Investor Class (PXWEX) Institutional Class (PXWIX)

(the “Funds”)

30 Penhallow Street, Suite 400, Portsmouth, NH 03801

For Shareholder Account Information: 1(800) 372-7827

Portsmouth, NH Office: 1(800) 767-1729 / 1(603) 431-8022

Website: www.paxworld.com

Dated May 1, 2018

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

Copies of the Funds’ Prospectuses and annual and semiannual reports, which are incorporated by reference herein, may be obtained, without charge, by writing to the Pax World Funds at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning the Pax World Funds at 800-767-1729 (toll free), visiting the Pax World Funds’ website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

TABLE OF CONTENTS

TRUST HISTORY	4
INVESTMENT PHILOSOPHY	5
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	7
INVESTMENT RESTRICTIONS	57
DISCLOSURE OF PORTFOLIO HOLDINGS	58
MANAGEMENT OF THE FUNDS	60
TRUSTEES AND OFFICERS	61
PORTFOLIO MANAGERS	67
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	71
CODE OF ETHICS	79
PROXY VOTING GUIDELINES	79
INVESTMENT ADVISORY AND OTHER SERVICES	79
ADVISORY AGREEMENT	81
MANAGEMENT CONTRACT	82
DISTRIBUTOR	83
CUSTODIAN	84
TRANSFER AND DIVIDEND DISBURSING AGENT	84
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
BROKERAGE ALLOCATION AND OTHER PRACTICES	85
BROKERAGE TRANSACTIONS	85
BROKERAGE SELECTION	85
BROKERAGE COMMISSIONS	87
CAPITAL STOCK AND OTHER SECURITIES	88
PRICING OF FUND SHARES	89
TAXATION	91
DISTRIBUTION	106
MISCELLANEOUS INFORMATION	113
FINANCIAL STATEMENTS	113
APPENDIX A PAX WORLD FUNDS PROXY VOTING GUIDELINES	A-1
APPENDIX B WOMEN’S EMPOWERMENT PRINCIPLES	B-1

TRUST HISTORY

Pax World Funds Series Trust I (“Trust I”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. Trust I succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Pax Large Cap Fund (the “Large Cap Fund”), Pax Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”) and Pax Balanced Fund (the “Balanced Fund”) are each diversified series of Trust I.

Effective March 31, 2014 the EAFE ESG Index Fund acquired the assets of Pax World International Fund, a series of Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “International Reorganizations”). Because the EAFE ESG Index Fund had no investment operations prior to the closing of the International Reorganizations, and based on the similarity of the EAFE ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor International Fund”) is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the EAFE ESG Index Fund prior to March 31, 2014 is that of Pax MSCI EAFE ESG Index ETF.

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pax Ellevate Global Women’s Leadership Fund (the “Global Women’s Fund”) is a diversified series of Trust III.

Effective June 4, 2014 the Global Women’s Fund acquired the assets of Pax World Global Women’s Equality Fund, a series of Trust I, pursuant to an Agreement and Plan of Reorganization dated as of May 28, 2014 (the “Global Women’s Reorganization”). Because the Global Women’s Fund had no investment operations prior to the closing of the Global Women’s Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Global Women’s Fund”) is treated as the survivor of the Global Women’s Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Global Women’s Fund for periods prior to June 4, 2014 is that of the Predecessor Global Women’s Fund.

Effective June 30, 2016 the Pax Growth Fund was renamed the Pax ESG Beta Quality Fund and the strategy of the Fund changed. Accordingly, the performance of the Fund for periods prior to June 30, 2016 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Effective December 12, 2016 the Pax Balanced Fund converted to a fund of funds structure. The Pax Balanced Fund continues to have the same investment objective, portfolio management team, strategic asset allocation and expenses; however, the Fund’s strategy has changed such that asset allocation components are now fully invested in the Pax World Funds rather than a combination of individual securities and mutual funds.

INVESTMENT PHILOSOPHY

The Large Cap Fund, the Mid Cap Fund, the Small Cap Fund, the ESG Beta Quality Fund, the ESG Beta Dividend Fund, the EAFE ESG Index Fund, the Global Environmental Markets Fund, the Core Bond Fund, the High Yield Bond Fund and the Balanced Fund (the “Pax World Funds”) pursue a sustainable investing approach — investing (directly or indirectly through the use of underlying funds managed by the Pax World Funds’ investment adviser) in forward-thinking companies with more sustainable business models. The Pax World Funds’ investment adviser identifies those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, the investment adviser believes, is an increased level of scrutiny that helps it to identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term.

The Global Women’s Fund (together with the Pax World Funds, the “Funds”) seeks investment returns that closely correspond to or exceed price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index1 (the “Women’s Index”). The Women’s Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research. Pax World Gender Analytics, a team of analysts at Impax Asset Management LLC, formerly known as Pax World Management LLC (“IAM” or the “Adviser”), uses multiple criteria in exercising its discretion to select the components for the Women’s Index, starting with membership in the MSCI World Index and otherwise consisting of the following: representation of women on boards, representation of women in executive management, presence of a female CEO and/or CFO and signatories to Women’s Empowerment Principles. The Women’s Index excludes all companies with an MSCI ESG Intangible Value Assessment ranking of less than B or an MSCI ESG Controversies score of less than one, and seeks to avoid companies that are involved in the manufacture or sale of weapons or manufacture of tobacco products. The Women’s Index is re-constituted and re-balanced annually. Events occurring between re-constitutions of the Women’s Index, including events such as the hiring or firing of women executives and the election or retirement of women directors, may not be reflected in the Women’s Index until it is next re-constituted. Similarly, the Global Women’s Fund may delay adding or subtracting a company from its portfolio based on such events until the Women’s Index is re-constituted.

Each of the Funds seeks to avoid investing in issuers that are involved in the manufacture or sale of weapons, manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, the Adviser’s objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that the Funds’ shareholders may benefit from what the Adviser hopes will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the Adviser may give less relative weight to certain sustainability or environmental, social and governance (“ESG”) criteria, apply slightly different criteria or apply such criteria differently. For example:

The Core Bond Fund and the High Yield Bond Fund take a slightly different approach from our equity funds. These Funds seek to avoid companies that fail the Funds’ exclusionary criteria on weapons and tobacco, that it determines are the subject of significant environmental, social or governance controversy or that it determines significantly underperform their peers on key (but not necessarily all) ESG or sustainability criteria.

The Global Environmental Markets Fund, in addition to applying the Adviser’s customary sustainability or ESG criteria, has a particular focus on environmental markets – investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies, and sustainable food, agriculture and forestry. As a result of the Fund’s investment strategy, under normal market conditions, the Fund is expected to be fossil fuel-free (not invested in securities of companies that IAM determines are significantly involved in the extraction and/or refining of fossil fuels).

The EAFE ESG Index Fund invests in companies included in the MSCI EAFE ESG Leaders Index, the constituents of which are determined by MSCI ESG Research, although the Adviser seeks to exclude any issuers involved in the manufacture or sale of weapons or tobacco products that are not excluded by MSCI. See “MSCI Index Sustainability/ESG Criteria” in the Prospectus for MSCI ESG Research criteria applicable to the EAFE ESG Index Fund’s securities.

With respect to the ESG Beta Quality Fund and the ESG Beta Dividend Fund, the Adviser determines an ESG score for each company, based on the Adviser’s assessment of key ESG issues by industry, and calculating ESG scores based on companies’ performance on these key issues. The scores emphasize management of ESG-related risks, incorporate ESG trends (taking into account progress or regression in a company’s ESG profile) and adjust for involvement in significant ESG-related controversies. The ESG scores used for the ESG Beta Quality Fund and ESG Beta Dividend Fund are used exclusively for securities purchased by those Funds, although the scores and the ESG indicators comprising those scores may be reviewed in connection with consideration of securities for another Pax World Fund.

[1]	A custom index based on MSCI World.

The Pax Ellevate Global Women’s Leadership Fund invests in companies included in the Pax Global Women’s Leadership Index. Although the Fund does include some key ESG standards as rated by MSCI ESG Research, and seeks to avoid investing in issuers that the investment adviser determines are involved in the manufacture or sale of weapons or manufacture of tobacco products, the Fund and the Women’s Index focus on investing in companies that are leaders in advancing gender equality, and therefore do not include all of the ESG criteria or exclusions included in the actively managed Pax World Funds.

Our primary goal is to produce competitive returns for our investors. By integrating environmental, social and governance criteria – what we call “sustainability” criteria – into our investment approach, the Pax World Funds also seek to promote peace, protect the environment, advance global equity, and foster sustainable development. To denote this endeavor, the Funds have adopted the name “Pax World.”

For more information, see “About the Funds-Sustainable Investing” in the Prospectus.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in U.S. dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-U.S.) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount with “Business Day” defined as any day that the New York Stock Exchange (“NYSE”), the relevant Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the nominal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which IAM or Pax Ellevate Management LLC (“PEM”) (each, an “Adviser” and collectively, the “Advisers”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security is only counted as an equity security for purposes of a Fund’s 80% policy if the convertible security is “in the money” at the time of investment.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending on the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element’) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

CYBER SECURITY RISK

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to equitize cash, add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Advisers’ ability to forecast interest rates and other economic factors correctly. If the Advisers incorrectly forecast such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Advisers incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market; and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets. A put option on a security or an index is “covered” if a Fund segregates liquid assets equal to the exercise price. A put option also is covered if a Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, such Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of such Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), such Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Options on Futures Contracts An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if a Fund buys an option (either to sell or buy a futures contract), such Fund will pay a “premium” representing the market value of the option. Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, a Fund may lose the entire amount of the premium. Conversely, if a Fund sells an option (either to sell or buy a futures contract), such Fund will be credited with the premium but will have to deposit margin due to a Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

Futures Contracts. Each Fund may transact in futures. Futures transactions involve the Fund’s buying or selling futures contracts. When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. Should the value of the equity in the margin account drop below the minimum amount required to be maintained, or “maintenance margin”, a Fund will be required to deposit additional equity to restore the value the margin account to its initial level.

As the value of the futures contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, such Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of a Fund. A Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and a Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

Additionally, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Funds pursuant to Rule 4.5 under the CEA, and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, such Fund’s Adviser would be required to register as a CPO with the Commodity Futures Trading Commission (“CFTC”) with respect to that Fund. Such Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which a Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by an Adviser’s intention to operate the Fund in a manner that would permit such Fund’s Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event an Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis). Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by such Fund.

When selling a futures contract that is required to settle on a cash basis, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis). Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by such Fund.

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis). Alternatively, a Fund may “cover” its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract; or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by such Fund.

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). Alternatively, a Fund may “cover” the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by such Fund. The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and other tax considerations also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Index Futures Contracts. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Foreign Derivatives Markets. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause such Fund to realize higher amounts of short-term capital gains (generally treated as ordinary income when distributed by a Fund to shareholders) than if a Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations relating to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded that desired return. Many swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the ability of such Fund’s Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option such Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by such Fund’s Adviser in accordance with procedures established by the Board. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the ability of such Fund’s Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA. The requirements for qualification as a RIC under the Code and other tax considerations may limit the extent to which a Fund may enter into swap transactions. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps. Each Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

Each Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, a party to a credit default swap may not be required to inform the counterparty in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause such Fund to incur more losses.

Each Fund will segregate liquid assets in an amount at least equal to the full notional value of the credit default swaps for which it is the seller of protection.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying such Fund a variable rate payment that may be structured so as to approximate such Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require a Fund to pay a premium to the cap counterparty and would entitle such Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Swap Execution Facilities. Certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on such Fund’s behalf, against any losses or costs that may be incurred as a result of such Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on such Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk. A Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions. If a Fund’s futures commission merchant, (“FCM”) becomes bankrupt or insolvent, or otherwise defaults on its obligations to a Fund and thus a Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.

Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to a Fund (for example, U.S. Treasury bills deposited by such Fund) was held by an FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, each Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although each Fund intends to enter into transactions only with counterparties which its Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result. In situations where a Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a Fund may be exposed to the risk of a court treating such Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that such Fund will not sustain a loss on a transaction as a result. Transactions entered into by a Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although each Fund attempts to execute, clear and settle the transactions through entities its Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a Fund.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act changes the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transaction, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that expects to be cleared), and no clearing member is willing or able to clear the transaction on such Fund’s behalf. While the documentation in place between a Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for a Fund, such Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to such Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give such Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Funds, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose a Fund to new kinds of risks and costs.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved.

Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-U.S.) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is a limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UTTs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest. The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-U.S.) SECURITIES

Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding and other taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for U.S. federal tax purposes, which investment could cause a Fund to incur U.S. federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.” For more information about the U.S. federal income tax consequences of a Fund’s investment in PFICs, see “Taxation.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with a Fund’s custodian of liquid assets and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock ln. When an Adviser desires to “lock in” the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If an Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if an Adviser believes that a Fund can benefit from price appreciation in a given county’s obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given county’s debt obligations, the cost of the direct hedge transaction may offset most if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. An Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if such Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants’ (“CEWS”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance Indexed Paper (“PIPS”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of such Fund’s Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets (taken at market value at the time of investment) in illiquid securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Advisers may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities). Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when such Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LENDING OF PORTFOLIO SECURITIES

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or its Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. State Street Bank and Trust Company (“State Street”) serves as lending agent to the Funds pursuant to a securities lending authorization agreement (the “Securities Lending Agreement”) approved by each Board. Under the Securities Lending Agreement, State Street loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the relevant Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to State Street on behalf of the Fund. If the market value of the loaned securities goes up, State Street will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or State Street defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the relevant Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, cash management funds managed by State Street (or its affiliates). State Street shares in any income resulting from the investment of such cash collateral, and an affiliate of State Street may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between State Street (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. State Street will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Advisers are not responsible for any loss incurred by the Funds in connection with the securities lending program.

For the fiscal year ended December 31, 2017, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and State Street were as follows:

	Large Cap Fund	Mid Cap Fund	Small Cap Fund	ESG Beta Quality Fund	ESG Beta Dividend Fund	Global Women’s Fund	Global Environmental Markets Fund	Core Bond Fund
Gross income from securities lending activities	$9,281.93	$18,802.05	$283,373.52	$44,591.92	$18,550.01	$11,583.52	$21,560.14	$96,832.87
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,746.27	$3,231.34	$23,619.89	$7,153.12	$3,064.63	$1,937.83	$1,125.57	$9,891.27
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$21.04	$190.18	$6,017.80	$389.04	$150.59	$78.34	$569.24	$2,468.87
Administrative fees not included in revenue split	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Indemnification fee not included in revenue split	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Rebate (paid to borrowers)	$529.87	$2,455.82	$159,250.30	$8,434.71	$3,071.92	$1,817.26	$15,362.92	$44,906.49
Other fees not included in revenue split (specify)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Aggregate fees/compensation for securities lending activities	$2,297.18	$5,877.34	$188,887.99	$15,976.87	$6,287.14	$3,833.43	$17,057.73	$57,266.63
Net income from securities lending activities	$6,984.74	$12,924.71	$94,485.53	$28,615.04	$12,262.87	$7,750.09	$4,502.41	$39,566.24

For the fiscal year ended December 31, 2017, State Street, acting as agent for the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and ‘interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, such Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisers believe to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in such Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as ‘issuers’. If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MARKET RISK

Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a Fund’s investments. Such conditions may include general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

In addition, the Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (the “GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for tends ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of such Fund’s Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).”

Commercial Mortgage Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset backed securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “passthrough” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). In the case of privately issued mortgage-related securities, each Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the ‘Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “passthrough” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal In the most extreme case, one class will receive all of the interest (the “I0” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, a Fund’s Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s Adviser to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest; or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the Securities and Exchange Commission (the “SEC”). If shares of a Fund are purchased by another investment company in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of such Fund are held by such other fund, such Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Fund’s Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Each Fund may invest in investment companies that are advised by its Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose such Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when such Fund’s Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by such Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.

The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and such Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Advisers will monitor the creditworthiness of the counterparties.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by such Fund that it is obligated to repurchase. A Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to a Fund’s limitations on borrowings.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although a Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures adopted by its Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until such Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, such Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless a Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify for treatment as a RIC for U.S. federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

TRACKING VARIANCE

As discussed in the Prospectus, the EAFE ESG Index Fund and the Global Women’s Fund (together, the “Index Funds”) are subject to the risk of tracking variance — the risk that the performance of an Index Fund will not track the performance of its index. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by an Index Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform an Index Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of an Index Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the index tracked by an Index Fund or the manner in which the index tracked by an Index Fund is calculated, or because the indexing and investment approach of an Index Fund’s Adviser does not produce the intended goal of the Index Fund. Tracking variance is monitored by each Index Fund’s Adviser at least quarterly. In the event the performance of an Index Fund is not comparable to the performance of its index, each Index Fund’s Board will evaluate the reasons for the deviation and the availability of corrective measures.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock; bank loans, money market instruments and certain types of mortgage-backed and other asset backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument; although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When purchases of securities on a when-issued or delayed delivery basis are outstanding, a Fund will segregate until the settlement date liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, such Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if a Fund either (i) segregates until the settlement date liquid assets in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs.

Because a Fund will not on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years such Fund may have to distribute cash obtained from selling other portfolio holdings of such Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. The Funds’ investment objectives and, except as noted in the Prospectus or this Statement of Additional Information, the Funds’ investment policies are not fundamental and may be changed by the Trustees without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.	Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:

(a)	up to 25% of its total assets may be invested without regard to these limitations and

(b)	a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.	(a) (For EAFE ESG Index Fund and Global Women’s Fund) If an Index Fund’s index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, such Index Fund will concentrate its investments in the same industry or group of industries. If an Index Fund concentrates its investments in a particular industry or group of industries, such Index Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

(b) (For all Funds other than the Index Funds) Concentrate more than 25% of the value of its assets in any one industry.1

3.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Each Fund may:

1.	Lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.

Non-fundamental Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), such Fund has adopted the following non-fundamental policy: The Fund will provide shareholders at least 60 days’ prior notice of any change to its policy adopted to comply with the Names Rule. The notice will comply with paragraph (c) of the Names Rule.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, a Fund’s Adviser will post portfolio holdings information on the Funds’ website at www.paxworld.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Advisers generally will post this information on the Funds’ website within 30 days after the end of the month. The Advisers will also post to the website within 45 days after the end of each calendar quarter the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Advisers will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, a Fund’s Adviser will “look through” any investment by a Portfolio in a registered investment company advised by a Fund’s Adviser. The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Advisers will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the SEC as part of the Funds’ Forms N-CSR or Forms N-Q, as applicable.

[1]	For purposes of this restriction, the Funds will “look through” their investments in investment companies to the industries of the companies in which such investment companies invest.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Forms N-CSRS. The Funds’ Forms N-CSR and Forms N-Q will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to a Fund’s Adviser. In addition, a Fund’s Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to (i) a Fund’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
State Street Bank and Trust Company	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Bloomberg	Rating/Ranking	Monthly	At least 30 days
Merrill Corp.	Printing	Periodically	At least 30 days
FilePoint	Printing	Periodically	At least 30 days
BNY Mellon Document Solutions	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None

Any separate account clients of the Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Advisers may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Advisers and their affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

Each Board is responsible for overseeing the management and operations of the respective Trust. Each Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of each Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees of Trust I, Mr. Keefe and Ms. Martinez, are “interested persons” of the Trust by reason of their affiliation with IAM. Two of the Trustees of Trust III, Ms. Krawcheck and Mr. Keefe, are “interested persons” of the Trust by reason of their affiliation with PEM. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. Boards have two standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee and the Governance and Compliance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each Disinterested Trustee serves on only one committee, which the Boards believe allows each Disinterested Trustee to better develop an expertise in the matters for which his or her committee is responsible. During the fiscal year ended December 31, 2017, the Audit Committee convened three times and the Governance and Compliance Committee convened three times.

Each Adviser serves as investment adviser to the Funds it advises pursuant to an investment advisory agreement between the Adviser and the relevant Trust. The Advisers, subject to the supervision of the relevant Board, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also are responsible for management of the risks that arise from the Funds’ investments and operations. Each Board oversees the Adviser that manages the assets of the respective Trust. The Boards decide upon matters of general policy. Each Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the relevant Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, each Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and their committees meet periodically with officers of the relevant Funds and Advisers. The Boards and the Governance and Compliance Committee of each Trust also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the relevant Adviser, to receive reports regarding the compliance of the Funds and the relevant Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Boards review their leadership structure periodically and believe that such structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of each Board and as the chair of each committee promotes independence from the relevant Adviser in setting agendas and conducting meetings. Each Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES AND OFFICERS

The following provides an overview of the considerations that led each Board to conclude that each individual currently serving as a Trustee of a Trust should serve as a Trustee of that Trust. Generally, no one factor was decisive in the nomination or appointment of an individual to a Board. Among the factors each Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

The Governance and Compliance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.

To be considered as a candidate for trustee, recommendations must be submitted in writing to the Secretary of the relevant Trust, Pax World Funds, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801. The shareholder recommendation must include, with respect to the Trust (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the relevant Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such a determination; (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Governance and Compliance Committee’s satisfaction by a recent brokerage or account statement); and (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the candidate may be required to furnish such other information as may be reasonably required or deemed necessary to determine the eligibility of a candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to each Board’s conclusion that such Trustee should serve as a Trustee of the relevant Trust:

Trustees

Adrian P. Anderson — Mr. Anderson has several decades of investment and oversight experience with plan sponsors and investment management organizations. He is co-founder and CEO of an investment management and consulting firm for the past 15 years. Mr. Anderson also is a Certified Public Accountant.

Anne M. Goggin – Ms. Goggin has significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also has significant prior service as a board member and board chair of other mutual fund complexes. Ms. Goggin is an elected member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

Cynthia Hargadon — Ms. Hargadon has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies. Ms. Hargadon also has significant experience with investment company oversight, having served as a member of the boards of various investment companies. Ms. Hargadon is an elected member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds).

D’Anne Hurd — Ms. Hurd has more than four decades of management and financial experience, having served in executive roles (COO, CFO, and General Counsel) and as a board member and board consultant for numerous companies in a diverse range of industries. Ms. Hurd has significant expertise in regulatory compliance, risk management and corporate governance. Ms. Hurd is an independent board advisor for the National Association of Corporate Directors (a recognized authority on leading boardroom practices) where she has attained the status of Board Leadership Fellow. She also has a legal background, having practiced corporate and securities law for eight years.

Joseph Keefe —Mr. Keefe has substantial experience with companies engaged in socially responsible investing, and previously served on the Board of Directors of the Social Investment Forum, a trade association representing socially responsible investment professionals and asset managers. Mr. Keefe also has served in executive capacities and/or as a member of the boards of various organizations. Mr. Keefe is the Chief Executive Officer and President of IAM and is the Chief Executive Officer of PEM.

Sallie Krawcheck (Trust III only) —Ms. Krawcheck has significant financial and management experience, having served as executive officer, including Chief Executive Officer and Chief Financial Officer, of several public and private financial institutions over the past 15 years. Ms. Krawcheck is the Chair of the Board of PEM.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as President and CEO of a socially responsible/ESG mutual fund for more than eleven (11) years. Mr. Liechty served as a member of the board of directors of the U.S. SIF: The Forum for Sustainable and Responsible Investment, the leading industry voice advancing sustainable, responsible and impact investing. He also serves on two investment committees of college/university and community foundation endowments. Mr. Liechty is a Certified Financial PlannerTM and Chartered Financial Consultant®.

Lindsey B. Martinez (Trust I only) — Ms. Martinez has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies, including experience at firms focused on natural resources and sustainability. She also is founder and CEO of an investment management consulting firm.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

The following table reflects the name and age, position(s) held with each Trust; the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” of the Funds under the 1940 Act by virtue of their position or affiliation with the Advisers. The trustees in the second table (Disinterested Trustees) are not considered interested persons of the Funds. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Trustees and Officers Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (64)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-2018) and President (2006-present) of IAM; Chief Executive Officer of PEM (2014-present); Trustee, President and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Board of Impax Asset Management Ltd. (2018 – present); and member of the Boards of Directors of Americans for Campaign Reform (2003- 2014), Women Thrive Alliance (2009-present) and New Hampshire Public Radio (2017 – present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).	11
Lindsey B. Martinez (50)	Trust I: Trustee (since 2018)	Founder and Principal, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Managing Director, Head of Global Client Service and Relations, Cambridge Associates (2009-2015); Chairman of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	10

Sallie Krawcheck (53)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Chief Executive Officer of Ellevest (2016-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1
John Boese (55)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of IAM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).	N/A
Maureen Conley (55)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for IAM; Secretary of Pax World Funds Trust II (2008-2014).	N/A
Alicia K. DuBois (58)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).	N/A
Robert Silva (51)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)

Director of Fund Administration for IAM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).

N/A

Disinterested Trustees Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (63)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Shwiff, Levy & Polo, LLP (2018 - present); Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-present).	11
Anne M. Goggin (68)[2]	Trust I: Trustee (since 2017) Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006 -2016) and Chair (November 2007–September 2012); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council.	11
Cynthia Hargadon (63)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisors, LLC (2010-present).	11
D’Anne Hurd (67)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Board Advisor, National Association of Corporate Directors, and private investor (2011–present); Chairman of the Board, Monzite Corporation (2013–present); member of the Board of Directors, Audit (Chair) and Compensation Committees, Peckham Industries, Inc. (2013–present); member of the Board of Directors, Audit and Compensation Committees, Hiperos, LLC (2011–2014); member of the Board of Directors, Governance (Chair), Audit and Compensation Committees, Micronetics, Inc. (2006–2012); Business Advisory Board member, Myomo, Inc. (2012 –present).	11
John L. Liechty (63)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-present); President and CEO, Praxis Mutual Funds (1997-2008).	11
Nancy S. Taylor (62)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

[1]	A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by each Board and holds office until a successor is chosen and qualified.

[2]	Designates a member of the Audit Committee.

[3]	Designates a member of the Governance and Compliance Committee.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Pax World Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Pax World Fund Family as of December 31, 2017, unless otherwise noted:

Fund	Interested Trustees			Disinterested Trustees
	Joseph Keefe	Lindsey Martinez[1]	Sallie Krawcheck	Adrian P. Anderson	Anne Goggin[2]	Cynthia Hargadon	D'Anne Hurd	John L. Liechty	Nancy S. Taylor
Large Cap Fund	None	None	N/A	None	None	None	None	None	None
Mid Cap Fund	None	None	N/A	None	None	None	$1- 10,000	None	None
Small Cap Fund	Over $100,000	None	N/A	$1-$10,000	$10,001-$50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$1-$10,000
ESG Beta Quality Fund	$50,001- $100,000	None	N/A	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$1- 10,000	$10,001- $50,000	$10,001- $50,000
ESG Beta Dividend Fund	None	None	N/A	None	None	None	None	None	None
EAFE ESG Index Fund	Over $100,000	None	N/A	None	$10,001- $50,000	None	None	$10,001- $50,000	None
Global Women's Fund	Over $100,000	N/A	$50,001- $100,000	$1-$10,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$1-$10,000
Global Environmental Markets Fund	Over $100,000	None	N/A	$1-$10,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	None
Core Bond Fund	None	None	N/A	None	None	None	None	None	None
High Yield Bond Fund	$10,001- $50,000	None	N/A	$1-$10,000	$10,001- $50,000	$1-$10,000	None	Over $100,000	$1-$10,000
Balanced Fund	None	None	N/A	None	None	None	None	$50,001- $100,000	Over $100,000
Aggregate Across the Pax World Fund Family	Over $100,000	None	$50,001- $100,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$50,001- $100,000	Over $100,000	Over $100,000

[1]	Ms. Martinez became a Trustee of Trust I on January 18, 2018. Accordingly, the dollar range of shares beneficially owned by Ms. Martinez is stated as of March 31, 2018.

Compensation of Trustees

Trust I and Trust III together pay each disinterested trustee an annual retainer of $28,750 ($46,875 for the Chairman of the Board, and $36,800 for the Chairs of the Audit and Governance Committees). In addition, the Trusts together pay each Disinterested Trustee a fee of $7,187 for attendance at each meeting of the Boards. Trustees are also reimbursed for their travel expenses for attending meetings of the Boards. In addition, the Trusts together pay $5,000 to each member of the Audit Committee ($5,800 for the Chair of the Audit Committee) for attendance at each Audit Committee meeting, and $5,000 to each member of the Governance Committee ($5,800 for the Chair of the Governance Committee) for attendance at each Governance Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings, as well as $5,000 to each trustee for attendance at the annual education session. Attendance fees are paid at half the normal rate for telephonic meetings. Other than the foregoing amounts, trustees do not receive compensation from the Trusts for services performed as a trustee. Mr. Keefe, Ms. Martinez and Ms. Krawcheck, as Interested Trustees, are not paid compensation by the Funds.

The following table sets forth compensation information (excluding travel expenses) relating to Trustees of Trusts for the year ended December 31, 2017:

	Interested Trustees			Disinterested Trustees
Fund	Joseph F. Keefe	Lindsey Martinez[1]	Sallie Krawcheck	Adrian P. Anderson	Anne Goggin[2]	Cynthia Hargadon	D'Anne Hurd	John L. Liechty	Nancy S. Taylor
Large Cap Fund	$0	$0	N/A	$7,086	$6,688	$6,688	$6,688	$8,427	$7,086
Mid Cap Fund	$0	$0	N/A	$3,832	$3,617	$3,617	$3,617	$4,558	$3,832
Small Cap Fund	$0	$0	N/A	$7,437	$7,021	$7,021	$7,021	$8,848	$7,437
ESG Beta Quality Fund	$0	$0	N/A	$4,073	$3,846	$3,846	$3,846	$4,846	$4,073
ESG Beta Dividend Fund	$0	$0	N/A	$3,771	$3,561	$3,561	$3,561	$4,487	$3,771
EAFE ESG Index Fund	$0	$0	N/A	$6,004	$5,674	$5,674	$5,674	$7,146	$6,004
Global Women's Fund	$0	N/A	$0	$3,760	$3,552	$3,552	$3,552	$4,475	$3,760
Global Environmental Markets Fund	$0	$0	N/A	$5,423	$5,127	$5,127	$5,127	$6,458	$5,423
Core Bond Fund	$0	$0	N/A	$6,595	$6,227	$6,227	$6,227	$7,847	$6,595
High Yield Fund	$0	$0	N/A	$5,214	$4,923	$4,923	$4,923	$6,203	$5,214
Balanced Fund	$0	$0	N/A	$13,254	$12,514	$12,514	$12,514	$15,768	$13,254
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds	$0	$0	$0	$66,449	$62,749	$62,749	$62,749	$79,062	$66,449

[1]	Ms. Martinez became an interested Trustee of Trust I on January 18, 2018.

[2]	Ms. Goggin was elected as a Trustee of the Trusts on June 6, 2017. Prior to her election, she received compensation for her service as a Trustee nominee.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Pax World Funds. The information is as of December 31, 2017, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Andrew Braun	0	$0	2	$2.1	0	$0
Barbara Browning	0	$0	2	$2.1	0	$0
Scott LaBreche	0	$0	1	$7.2	0	$0
Nathan Moser	0	$0	2	$0.3	0	$0
Peter Schwab	0	$0	1	$17.4	0	$0
Kent Siefers	0	$0	1	$17.4	0	$0
Anthony Trzcinka	0	$0	0	$0	0	$0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the co-portfolio managers of the Global Environmental Markets Fund, excluding the Global Environmental Markets Fund itself. The information is as of December 31, 2017, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Bruce Jenkyn-Jones	21	$8,600	10	$1,271	0	$0
Hubert Aarts	21	$8,600	10	$1,271	0	$0
David Winborne	8	$1,343	2	$320	0	$0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the portfolio managers of the ESG Beta Quality and ESG Beta Dividend Funds, excluding the ESG Beta Quality and ESG Beta Dividend Funds themselves. The information is as of December 31, 2017, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Michael Branch	4	$1,291	4,288	$23,456	3	$648
Ran Leshem	4	$1,291	4,288	$23,456	3	$648
Annie Tan	4	$1,291	4,288	$23,456	3	$648
Robert Tymoczko	4	$1,291	4,288	$23,456	3	$648

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Advisers as well as Impax Asset Management Ltd. and Aperio Group, LLC (“Aperio”) (together, the “Sub-Advisers” or each, a “Sub-Adviser”) may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Advisers and Sub-Advisers have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Advisers and Sub-Advisers manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Advisers and the Sub-Advisers have each adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Advisers’ management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Advisers and the Sub-Advisers do not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior personnel of the Advisers and the Sub-Advisers periodically review the performance of their portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Advisers and the Sub-Advisers may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Advisers and the Sub-Advisers have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Advisers or a Sub-Adviser to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

Compensation

The Advisers and the Sub-Advisers seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three-, five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Advisers’ or Sub-Advisers’ (as applicable) employees. Certain portfolio managers are also eligible to participate in a long term incentive plan under which the portfolio managers receive compensation based on the net assets of funds they manage in excess of certain growth targets. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

As of December 31, 2017 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $0; and by Barbara Browning was $1-$10,000; (ii) the dollar value of shares of the Mid Cap Fund owned beneficially by Nathan Moser was $0; (iii) the dollar value of shares of the Small Cap Fund owned beneficially by Nathan Moser was $50,001-$100,000; (iv) the dollar value of shares of the ESG Beta Quality Fund owned beneficially by Michael Branch was $0; by Ran Leshem was $0; by Annie Tan was $0; and by Robert Tymoczko $0; (v) the dollar value of shares of the ESG Beta Dividend Fund owned beneficially by Michael Branch was $0; by Ran Leshem was $0; by Annie Tan was $0; and by Robert Tymoczko $0; (vi) the dollar value of shares of the EAFE ESG Index Fund owned beneficially by Scott LaBreche was $10,001-$50,000; (vii) the dollar value of shares of the Global Women’s Fund owned beneficially by Barbara Browning was $50,001-$100,000; and by Scott LaBreche was $1-$10,000; (viii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; by Bruce Jenkyn-Jones was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $0; (x) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $10,001-$50,000; and by Kent Siefers was $10,001-$50,000; (xi) the dollar value of shares of the Balanced Fund owned beneficially by Andrew Braun was $1-$10,000; by Nathan Moser was $10,001-$50,000; by Peter Schwab was $0; and by Anthony Trzcinka was $100,001-$500,000.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2018, and to the knowledge of the Trust, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trust, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Precentage of Shares Owned Beneficially
PAX BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	Large Cap Fund	Institutional	99.63%	0.00%
ARTHUR J KUBICK & ELIZABETH T KUBICK PAWTUCKET RI 02860-6119	Large Cap Fund	Investor	15.75%	15.75%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Large Cap Fund	Investor	12.64%	0.00%
SCOTT MAURER BARBARA RASZEJA JTWROS LOS GATOS CA 95033-9291	Large Cap Fund	Investor	7.76%	7.76%
PAX BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	Mid Cap Fund	Institutional	99.83%	0.00%
BNYM I S TRUST CO CUST IRA FBO JAMES P SCHIEFFER BURLINGTON WI 53105-9173	Mid Cap Fund	Investor	9.14%	9.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Mid Cap Fund	Investor	7.93%	0.00%
BNYM I S TRUST CO CUST IRA FBO MARJORIE ANN LANDIS CENTREVILLE VA 20120-1535	Mid Cap Fund	Investor	6.44%	6.44%
JAMES W DAVIS ARAB AL 35016-2026	Mid Cap Fund	Investor	6.28%	6.28%

BNYM I S TRUST CO CUST IRA FBO EMILY J HAGNER GLOVERSVILLE NY 12078-1139	Mid Cap Fund	Investor	6.22%	6.22%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Mid Cap Fund	Investor	5.27%	0.00%
RON ABRAHAM TOD SAN PABLO CA 94806-4146	Mid Cap Fund	Investor	5.27%	5.27%
BNYM I S TRUST CO CUST IRA FBO PETER F SOMSSICH PORTSMOUTH NH 03801-5315	Mid Cap Fund	Investor	5.14%	5.14%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6TH FL BALTIMORE MD 21231-3496	Small Cap Fund	Institutional	16.83%	0.00%

NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Institutional	12.36%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Institutional	11.10%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Small Cap Fund	Institutional	10.05%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap Fund	Institutional	6.60%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	Small Cap Fund	Institutional	6.09%	0.00%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	Small Cap Fund	Institutional	5.11%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Investor	32.52%	0.00%

NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Investor	28.78%	0.00%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap Fund	Investor	5.58%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Small Cap Fund	Class A	25.89%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap Fund	Class A	9.29%	0.00%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6TH FL BALTIMORE MD 21231-3496	Small Cap Fund	Class A	8.20%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	ESG Beta Quality Fund	Institutional	20.22%	0.00%
RAYMOND JAMES & ASSOC INC FBO WENDY JAMES SELDON TTEE WENDY JAMES SELDON FAMILY TRUST ASHLAND OR 97520-3103	ESG Beta Quality Fund	Institutional	6.53%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	ESG Beta Quality Fund	Institutional	6.49%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	ESG Beta Quality Fund	Investor	8.14%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	ESG Beta Quality Fund	Investor	7.23%	0.00%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	ESG Beta Quality Fund	Class A	15.03%	0.00%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	ESG Beta Quality Fund	Class A	14.74%	0.00%
PAX BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	ESG Beta Dividend Fund	Institutional	99.95%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	ESG Beta Dividend Fund	Investor	11.95%	0.00%
ROSEMARIE PEOPLES & CHARLES J PEOPLES TRS SANTA CRUZ CA 95062-4615	ESG Beta Dividend Fund	Investor	7.27%	7.27%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	ESG Beta Dividend Fund	Investor	7.21%	0.00%
BNYM I S TRUST CO CUST ROTH IRA FBO THOMAS B MOORE UNIVERSITY PLACE WA 98466-1221	ESG Beta Dividend Fund	Investor	6.23%	6.23%
BNYM I S TRUST CO CUST IRA FBO PATRICIA A SCHWINDT POINT ARENA CA 95468-0105	ESG Beta Dividend Fund	Investor	5.26%	5.26%
PAX BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	ESG Leaders Index Fund	Institutional	34.06%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	ESG Leaders Index Fund	Institutional	17.57%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	ESG Leaders Index Fund	Institutional	13.87%	0.00%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6TH FL BALTIMORE MD 21231-3496	ESG Leaders Index Fund	Institutional	7.18%	0.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	ESG Leaders Index Fund	Investor	34.94%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	ESG Leaders Index Fund	Investor	25.34%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	ESG Leaders Index Fund	Investor	9.39%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Institutional	10.52%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Women's Leadership Fund	Institutional	10.01%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Women's Leadership Fund	Institutional	7.79%	0.00%
CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Institutional	7.49%	0.00%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Global Women's Leadership Fund	Institutional	7.17%	0.00%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6TH FL BALTIMORE MD 21231-3496	Global Women's Leadership Fund	Institutional	26.56%	0.00%

NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Investor	19.25%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Investor	13.45%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Women's Leadership Fund	Investor	5.76%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Institutional	22.82%	0.00%
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS MN 55402-4413	Global Environmental Markets Fund	Institutional	13.38%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Institutional	13.31%	0.00%
MORGAN STANLEY SMITH BARNEY LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BEN OF CUSTOMERS OF MSSB 1300 THAMES ST WHARF 6TH FL BALTIMORE MD 21231-3496	Global Environmental Markets Fund	Institutional	6.53%	0.00%
SEI PRIVATE TRUST COMPANY C/O CHOATE, HALL, STEWART ID 747 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Global Environmental Markets Fund	Institutional	6.09%	0.00%
MLPF&S INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Global Environmental Markets Fund	Institutional	5.91%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Environmental Markets Fund	Institutional	5.80%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Investor	21.60%	0.00%

NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Investor	14.25%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets Fund	Investor	8.63%	0.00%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	Global Environmental Markets Fund	Investor	5.56%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets Fund	Class A	12.94%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Environmental Markets Fund	Class A	8.62%	0.00%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Global Environmental Markets Fund	Class A	6.75%	0.00%
PAX BALANCED FUND 30 PENHALLOW ST STE 400 PORTSMOUTH NH 03801-8434	Core Bond Fund	Institutional	99.79%	0.00%
ROBERT F COMMITO M D TTEE ROBERT F COMMITO M D P C PROFIT SHARING PLAN & TRUST READING MA 01867-2010	Core Bond Fund	Investor	7.28%	7.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Core Bond Fund	Investor	6.36%	0.00%
BNYM I S TRUST CO CUST IRA FBO MARS BURNSIDE RNCHO CORDOVA CA 95670-2723	Core Bond Fund	Investor	5.59%	5.59%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Institutional	24.18%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Institutional	11.12%	0.00%

MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P O BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	High Yield Bond Fund	Institutional	9.52%	0.00%
MENNONITE FOUNDATION 1110 N MAIN ST PO BOX 483 GOSHEN IN 46527-0483	High Yield Bond Fund	Institutional	5.88%	5.88%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Institutional	5.54%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Investor	36.97%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Investor	14.09%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Investor	8.09%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Class A	39.11%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	High Yield Bond Fund	Class A	16.06%	0.00%
AMERICAN ENTERPRISE INV SVCS A/C 5277-6172 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	High Yield Bond Fund	Class A	6.68%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced Fund	Investor	12.81%	0.00%

NEW YORK STATE DEFERRED COMPENSATION PLAN STATE STREET BANK AND TRUST COMPANY TRUSTEE 1200 CROWN COLONY DR QUINCY MA 02169-0938	Balanced Fund	Institutional	19.15%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Balanced Fund	Institutional	5.41%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Balanced Fund	Investor	8.39%	0.00%

As of March 31, 2018, the officers and trustees of the Trusts, as a group, owned less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trusts.

CODE OF ETHICS

The Funds as well as each of IAM, PEM and each Sub-Adviser have adopted a Code of Ethics (each, a “Code of Ethics”) under Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning the Pax World Funds (toll-free) at 800-767-1729 or by visiting the Pax World Funds’ website at www.paxworld.com, and is available without charge by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Impax Asset Management LLC (formerly known as Pax World Management LLC) 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Pax World Funds. Pax World Management LLC succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2017, IAM had approximately $4.7 billion in assets under management. IAM currently manages investments for clients other than the Funds, and may continue to do so in the future.

As of January 18, 2018, approximately 83% of IAM’s capital stock is owned by a subsidiary of Impax Asset Management Group plc., a publicly traded company on the Alternative Investment Market of the London Stock Exchange. As a result, Impax Asset Management Group plc may be deemed to “control” the Adviser. Impax Asset Management Group plc also is the parent company of Impax Asset Management Ltd., the sub-adviser to the Global Environmental Markets Fund.

Pax Ellevate Management LLC, 30 Penhallow Street, Suite 400, Portsmouth, NH, 03801 is the adviser to the Global Women’s Fund. PEM, as of December 31, 2017, had approximately $182.2 million in assets under management. PEM does not currently manage investments for clients other than the Global Women’s Fund, but may do so in the future.

PEM is 51% owned by Impax Asset Management LLC, formerly known as Pax World Management LLC (“IAM”), and 49% owned by Ellevate Asset Management LLC (“Ellevate”). As a result, IAM and Ellevate may be deemed to “control” PEM. As of January 18, 2018, approximately 87% of IAM’s capital stock is owned by a subsidiary of Impax Asset Management Group plc, a publicly traded company on the Alternative Investment Market of the London Stock Exchange. All of the capital stock of Ellevate is currently owned by Krawcheck Holdings, which is owned by Ms. Krawcheck. All advisory fees paid by shareholders in the Global Women’s Fund are paid to PEM, which in turn allocates such fees between IAM and Ellevate pursuant to a written agreement between IAM and Ellevate; provided, however, that PEM pays all fees attributable to shareholders invested through any Ellevest, Inc. investment service, including its digital brokerage platform and its private wealth management service (the “Ellevest Income”), exclusively to IAM, with the understanding and agreement that IAM will donate the portion of the Ellevest Income that otherwise would have been paid to Ellevate to a non-profit or non-profits agreed upon by IAM and Ellevate and dedicated to the empowerment of women and girls.

Impax Asset Management Ltd. is the sub-adviser of the Global Environmental Markets Fund. The Sub-Adviser is authorized and regulated by the Financial Services Authority of the United Kingdom. It is a wholly-owned subsidiary of Impax Asset Management Group plc, the shares of which are publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Ltd. has principal offices at 7th Floor, 30 Panton Street, London, SW1Y 4AJ, United Kingdom. The Sub-Adviser, as of December 31, 2017, had approximately $9.7 billion in assets under management. Impax Asset Management Ltd. offers professional and institutional investors exposure to a broad range of global and regional equity strategies, private equity infrastructure and sustainable property. Impax Asset Management Ltd. is the manager or sub-adviser of 33 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. Impax Asset Management Ltd. was founded in 1998 and has been providing sub-advisory services to the Global Environmental Markets Fund since 2008.

Aperio Group, LLC (“Aperio”) is the Sub-Adviser of the ESG Beta Quality and ESG Beta Dividend Funds. Aperio has its principal offices at 3 Harbor Drive, Sausalito, CA 94965. Aperio, as of December 31, 2017, had approximately $23.8 billion in assets under management. Aperio focuses on managing customized index portfolios with an emphasis on after-tax return and meeting specific client driven objectives such as ESG and other criteria.

ADVISORY AGREEMENTS

Pursuant to the terms of investment advisory agreements, IAM and PEM, subject to the supervision of the relevant Board, are responsible for managing the assets of the Pax World Funds and the Global Women’s Fund, respectively, in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the terms of its investment advisory agreement, each Adviser has contracted to furnish the respective Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. Each Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to their respective Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Assets	Annual Rate
Large Cap Fund	All Assets	0.65%
Mid Cap Fund	All Assets	0.75%
Small Cap Fund	All Assets	0.75%
ESG Beta Quality Fund	All Assets	0.65%*
ESG Beta Dividend Fund	All Assets	0.65%*
EAFE ESG Index Fund	All Assets	0.55%*
Global Women’s Fund	All Assets	0.55%*
Global Environmental Markets Fund[1]	$0 to $1 billion $1 billion to $1.5 billion $1.5 billion to $2 billion $2 billion to $3 billion Over $3 billion	0.80% 0.75% 0.70% 0.65% 0.60%
Core Bond Fund		0.40%
High Yield Bond Fund		0.50%
Balanced Fund		0.05%*

*	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.
1	Prior to May 1, 2018, the Global Environmental Markets Fund's annual rate (expressed as a percentage of the average daily net assets of the Fund) was 0.80% on all assets.

Pursuant to the terms of IAM’s Management Contract and PEM’s Management Contract (together, the “Management Contracts”), any liability of an Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

The Management Contracts may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by an Adviser or by the Trustees of the relevant Trust or by a vote of a majority of the outstanding voting securities of such Fund. The Management Contracts will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Advisers pay all salaries of officers of the Trusts. The Trusts pay all expenses not assumed by the Advisers.

The following table shows the amount of the advisory fee paid to the Advisers by each Fund, after giving effect to any reimbursement or waiver by the Advisers, as applicable, for the years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015
Large Cap Fund[1]	$4,990,247	$283,565	N/A
Mid Cap Fund[1]	$1,136,382	$938,887	N/A
Small Cap Fund[2]	$6,279,827	$4,765,306	$3,002,791
ESG Beta Quality Fund[3]	$1,299,896	$1,384,180	$1,535,591
ESG Beta Dividend Fund[1]	$923,616	$49,002	N/A
EAFE ESG Index Fund	$3,176,126	$2,574,091	$1,687,126
Global Women’s Fund	$940,419	$645,392	$585,285
Global Environmental Markets Fund[4]	$3,774,603	$2,550,303	$2,105,082
Core Bond Fund[1]	$2,723,107	$130,828	N/A
High Yield Bond Fund	$2,077,930	$1,974,071	$2,549,206
Balanced Fund[5]	$971,760	$7,116,806	$9,227,740

[1]	Large Cap Fund, ESG Beta Dividend Fund and Core Bond Fund commenced operations on December 12, 2016. Mid Cap Fund commenced operations on March 31, 2016.

[2]	The expense reimbursements for Small Cap Fund were $0, $0, and $36,605 for the periods ended December 31, 2017, 2016 and 2015, respectively.

[3]	The expense reimbursements for ESG Beta Quality Fund were $0, $49,125 and $73,311 for the periods ended December 31, 2017, 2016 and 2015, respectively.

[4]	The expense reimbursements for Global Environmental Markets Fund were $173,391, $141,275 and $22,308 for the periods ended December 31, 2017, 2016 and 2015, respectively.

[5]	The fee waivers for Balanced Fund were $194,352, $1,796,652 and $543,565 for the periods ended December 31, 2017, 2016 and 2015, respectively.

Pursuant to sub-advisory agreements (the “Sub-Advisory Agreements”), Impax Asset Management Ltd. assists in the management of the Global Environmental Markets Fund’s portfolio of securities and Aperio assists in the management of the ESG Beta Quality and ESG Beta Dividend Funds’ portfolios of securities. The sub-advisers make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of IAM that the contemplated investments satisfy the sustainable investing criteria applied to the Funds.

The Sub-Advisory Agreements are terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the sub-advisers on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of either of the sub-advisers, or of reckless disregard of their obligations thereunder, the sub-advisers shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, Impax Asset Management Ltd. receives from IAM a fee equal to 0.40% per annum of the Global Environmental Markets Fund’s average daily net assets and Aperio receives from IAM a fee equal to 0.08% per annum of each of the ESG Beta Quality and ESG Beta Dividend Funds’ average daily net assets. The fees are accrued daily and paid monthly. The sub-advisers, at their discretion, may voluntarily waive all or a portion of the sub-advisory fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by ALPS Distributors, Inc. from its own resources which includes the shareholder servicing fees and past profits, or by IAM and/or the sub-advisers from their own resources which includes the advisory or sub-advisory fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by IAM. See “Distribution and Service Plans” herein.

The following table shows the amount of the advisory fee paid by IAM to the Sub-Advisers for the Funds for the years ended December 31, 2017, 2016 and 2015:

	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015
ESG Beta Quality Fund*	$160,393	$79,153	N/A
ESG Beta Dividend Fund*	$113,676	$6,031	N/A
Global Environmental Markets Fund	$1,828,331	$1,244,159	$1,052,541

*	Aperio began serving as sub-adviser to the ESG Beta Quality Fund on June 30, 2016. ESG Beta Dividend Fund commenced operations on December 16, 2016.

DISTRIBUTOR

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Funds’ shares, and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by each Board at a foreign branch of a qualified U.S. bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, each Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

TRANSFER AND DIVIDEND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-1722 (the “Transfer Agent”), serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to the Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning the Pax World Funds (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Advisers and the Sub-Advisers are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Advisers and the Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Advisers or the Sub-Advisers. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Advisers or the Sub-Advisers. The Advisers or the Sub-Advisers may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Advisers’ or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Advisers and the Sub-Advisers place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Advisers or the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisers or the Sub-Advisers believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Advisers and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisers and the Sub-Advisers receive services from many broker-dealers with which the Advisers or the Sub-Advisers places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisers or the Sub-Advisers in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Advisers receive such services even though the receipt of such services relieves the Advisers or the Sub-Advisers from expenses they might otherwise bear.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Advisers or the Sub-Advisers may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Advisers or the Sub-Advisers determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisers’ or the Sub-Advisers’ overall responsibilities to the advisory accounts for which the Advisers or the Sub-Advisers exercises consistent discretion.

The Advisers or the Sub-Advisers may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Advisers or the Sub-Advisers, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, each Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2017, 2016, and 2015:

	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015
Large Cap Fund	$506,327	$52,488	N/A
Mid Cap Fund	$96,851	$110,167	N/A
Small Cap Fund	$598,950	$668,876	$640,137
ESG Beta Quality Fund[1]	$33,889	$85,749	$52,217
ESG Beta Dividend Fund	$23,768	N/A	N/A
EAFE ESG Index Fund	$117,723	$138,480	$257,856
Global Women’s Fund	$28,248	$18,126	$21,377
Global Environmental Markets Fund	$201,758	$174,309	$155,256
Core Bond Fund	$1,029,418	$15,218	N/A
High Yield Bond Fund[2]	$1,628,793	$2,078,050	$1,578,725
Balanced Fund[3]	$0	$629,824	$958,875

[1]	ESG Beta Quality Fund brokerage commissions paid in 2016 were higher than in other years due to the Fund’s restructuring.

[2]	High Yield Bond Fund brokerage commissions paid in 2016 were higher than in other years due to a change in portfolio management in late 2015.

[3]	Balanced Fund commissions paid in 2017 and 2016 were lower than prior years due to the Fund’s transition to a fund-of-funds structure.

During 2017, the Large Cap Fund, Mid Cap Fund and Small Cap Fund paid $410,690 to Convergex/Cowen & Co,; $9,587 to Merrill Lynch; $32,655 to Knight Securities/Virtu Americas LLC; $26,890 to Stifel, Nicolaus & Co., Inc. and $69,606 to Raymond James and Associates, Inc. under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Large Cap Fund, Mid Cap Fund and Small Cap Fund.

As of December 31, 2017, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

		Type of Security
Fund	Broker/Dealer	D=Debt; E=Equity	Amount
Large Cap Fund	Bank of America Corp.	E	$21,844,800

ESG Beta Dividend Fund	Bank of America Corp.	E	$836,597

Global Women's Fund	Bank of America Corp.	E	$2,542,853
Global Women's Fund	BNP Paribas	E	$722,462

Core Bond Fund	Bank of America Corp.	D	$7,039,813
Core Bond Fund	Goldman Sachs & Co.	D	$6,694,277
Core Bond Fund	Raymond James & Associates, Inc.	D	$1,006,556
Core Bond Fund	Morgan Stanley, Inc.	D	$8,062,677
Core Bond Fund	State Street Bank & Trust Co.	D	$2,021,601

CAPITAL STOCK AND OTHER SECURITIES

Each Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into three classes: Class A, Investor Class and Institutional Class shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

CONDUCT OF THE TRUSTS’ BUSINESS

Forum Selection. The Trusts’ Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of a Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of a Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against a Trust or any of its Trustees, officers or employees arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, the Declaration of Trust or the Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with a Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, a Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article 9 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.

A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of a Trust or involving any alleged harm to a Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.

A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against a Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.

The Trustees shall consider any demand or request within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.

The Trustees intend to submit these provisions of the Bylaws for ratification by shareholders of each Trust at the next meeting of shareholders of each Trust, for which a date has not yet been established.

PRICING OF FUND SHARES

As described in the Prospectus under the caption “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that each Fund calculates the NAV per share for each class of shares of a Fund at the end of each business day. A business day is any day that the NYSE is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time (the “NYSE Close”). If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, a Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

Each Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to its Adviser, pursuant to valuation policies and procedures approved by each Board (the “Valuation Procedures”). Each Adviser has, in turn, delegated various of these responsibilities to State Street, as the Funds’ custodian and other agents. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the--counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, existing U.S. Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws. As applicable, references to the U.S. federal income tax treatment of the Balanced Fund, including to the assets owned and the income earned by the Fund, will include such treatment of Underlying Funds that are RICs (together with any RIC, the shares of which are owned by any Fund, an “Underlying RIC”), and, as applicable, the assets owned and the income earned by the Underlying RICs.

Taxation of the Funds. Each of the Funds has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

(a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest. (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid -generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c) (2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment; the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest; making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

The Large Cap Fund acquired assets in a transaction that qualified for tax-deferred treatment and such acquired assets had, on a net basis, appreciated in value prior to the Fund’s acquisition, i.e., had “built-in” gains for U.S. federal income tax purposes. Shareholders may receive taxable distributions attributable to such built-in gains when realized.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below) its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Also, for these purposes, the Funds will be treated as having distributed any amount for which they are subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. The taxation of Fund distributions deriving from Underlying RIC distributions generally will depend in large measure on the type of income and gain of the Underlying RICs that give rise to such distributions. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. In general, Funds are also permitted to report distributions as Capital Gain Dividends to the extent such distributions correspond to the distributions reported as such by an Underlying RIC. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. In general, a Fund is permitted to report distributions as derived from “qualified dividend income” to the extent such distributions correspond to distributions properly reported as such by an Underlying RIC, provided holding period and other requirements are met by the Fund with respect to shares of the Underlying RIC.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock; ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the aggregate dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the relevant Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the relevant Underlying RIC.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to shareholders taxed as individuals and will not be eligible for the dividends-received deduction for corporate shareholders.

Any distribution of income attributable to qualified REIT dividends or qualified publicly traded partnership income from a Fund’s investment in a REIT or qualified publicly traded partnership, as applicable, will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or qualified publicly traded partnership directly.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Distributions on a Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Tax-Exempt Interest. Some of the Funds may invest in securities generating interest that is exempt from federal tax under the Code. If, at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consist of interests in Underlying RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. Funds that are not qualified fund of funds do not expect to be eligible under applicable Code requirements to pay (or pass through) to shareholders exempt-interest dividends. Accordingly, any interest received by such Fund in respect of these securities will be taxable to Fund shareholders when distributed to them.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally,, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, a Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities (including at times it may not be advantageous to do so), if necessary. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates), and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to be eligible for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Investments by the Balanced Fund in Underlying RICs. The Balanced Fund’s distributable income and gains may consist in significant measure of distributions from one or more Underlying RICs.

The Balanced Fund’s investments in shares of an Underlying RIC can require it to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

If the Balanced Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

To the extent that an Underlying RIC in which the Balanced Fund invests realizes net losses on its investments for a given taxable year, the Balanced Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Balanced Fund recognizes its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when the Balanced Fund does make such a disposition, any loss will be recognized as a capital loss, a portion of which may be a long-term capital loss. The Balanced Fund will not be able to offset any capital losses from its dispositions of shares of Underlying RICs against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC), and the Fund’s long-term capital losses first offset their capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Balanced Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an issuer are sold by a Fund at a loss and the Fund acquires additional shares of that same issuer within 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

The foregoing rules may cause the tax treatment of the Balanced Fund’s gains, losses and distributions to differ at times from the tax treatment that would apply if the Funds invested directly in the types of securities held by the Underlying RICs. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

A RIC generally must look through its 20 percent voting interest in a corporation, including a RIC, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule apply where a RIC owns such an interest in an underlying RIC, such as the Underlying RICs.

Investments by Other Funds in Underlying RICs. A Fund’s investments in shares of an Underlying RIC can require the Fund to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale transactions, securities loan or similar transactions, the transactions may be subject to one or more special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund’s assets at taxable year end consists of foreign securities, the Fund may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund, such as the Balanced Fund, is a qualified fund of funds, it will be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by any Underlying RICs in which it invests that themselves have elected to pass such taxes through to shareholders. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes in certain passive foreign investment companies (“PFICs”), if any, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in income its share of the PFIC ’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If a Fund indirectly invests in PFICs by virtue of its investment in other U.S. funds, it may not make such PFIC elections; rather, the underlying U.S. funds directly investing in the PFICs would decide whether to make such elections.

For U.S. federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN) who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not subject to such withholding.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s Prospectus for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Non-U.S. Shareholders. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “U.S. real property interests” (“USRPIs”), as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. If a Fund invests in an Underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

Foreign persons should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by a foreign person of a trade or business within the United States, (ii) in the case of a foreign person who is an individual, the foreign person is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund (as described below).

Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States. More generally, foreign persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than--5% foreign person, in which case such foreign person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions, or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectus and this Statement of Additional Information which relates to U.S. federal taxation is only a summary of some of the important

U.S. federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the U.S. federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectus under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%) per annum of its average daily net assets with respect to the Fund’s Investor Class or Class A shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2017 are set forth below:

	Advertising	Printing	Postage	Sales
Large Cap Fund	$1,789	$3	$2	$9,508
Mid Cap Fund	$1,436	$8	$5	$10,251
Small Cap Fund	$9,883	$3,959	$1,596	$445,511
ESG Beta Quality Fund	$5,017	$2,212	$925	$290,921
ESG Beta Dividend Fund	$2,162	$3	$1	$9,280
EAFE ESG Index Fund	$4,271	$1,449	$671	$205,292
Global Women's Fund	$13,776	$6,214	$3,201	$556,653
Global Environmental Markets Fund	$13,339	$7,899	$4,817	$261,559
Core Bond Fund	$1,776	$19	$11	$16,365
High Yield Bond Fund	$8,097	$6,222	$5,544	$389,168
Balanced Fund	$25,441	$20,492	$8,491	$2,507,222

Financial firms that receive distribution and/or services fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trusts nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Advisers and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting an Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Advisers and their affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Advisers’ own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Advisers to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Advisers will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has arrangements with Ameriprise Financial, Inc., Morgan Stanley Smith Barney LLC, Raymond James, Inc. and RBC Capital Markets Corporation for the additional payments described above for distribution services and/or educational support.

The Advisers expect that firms may be added to this list from time to time. Representatives of the Advisers visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions. Pursuant to the terms of each Plan, each Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by each Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the ‘Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Investor Class or Institutional Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Investor Class or Institutional Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

Moving between other share classes — To move an investment between share classes when the particular scenario is not described in this Statement of Additional Information, please contact the Funds for more information

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Advisers, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Advisers, current or retired employees of the Advisers and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;

2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3)	currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4)	companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;

5)	insurance company separate accounts;

6)	accounts managed by subsidiaries of the Advisers or the Sub-Adviser;

7)	the Advisers, the Sub-Advisers and their affiliated companies;

8)	an individual or entity with a substantial business relationship with the Advisers or a Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;

9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Advisers or the Sub-Advisers and

10)	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge

Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

●	individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

●	SEP plans and SIMPLE IRA plans;

●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

●	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

●	endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A shares

As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●	Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in Class A shares of all the Funds. CDSC waivers are allowed only in the cases listed here and in the prospectus.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

MISCELLANEOUS INFORMATION

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2017 and the report thereon of Ernst & Young LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young LLP for the year ended December 31, 2017 incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon their report given on their authority as experts in accounting and auditing. Copies of the annual report are available upon request by writing to the Pax World Funds at 30 Penhallow Street, Suite 400, Portsmouth, NH 03801, telephoning the Pax World Funds (toll-free) at 800-767-1729, visiting the Pax World Funds’ website at www.paxworld.com or visiting the SEC’s website at www.sec.gov.

APPENDIX A

Proxy Voting Guidelines

Pax World Funds

As of January 2018

ESG Principles	3
Global Best Practices and International Proxy Voting	3
Governance	4
Director Elections	5
Compensation	7
Executive Compensation	7
Director Compensation	9
Omnibus Compensation Plans	9
Compensation Consultants	10
Shareowner Rights	10
Capital Structure	11
Board Structure & Procedures	11
Operational Matters	11
Takeover Defenses	12
Mergers & Acquisitions	13
Political Contributions & Lobbying Expenditures	13
Environmental Matters	13
Social Matters	14

ESG Principles and Proxy Voting

The corporation is a legal device that allows people to contribute knowledge, capital, and labor to create value. As such, it requires the cooperation of many stakeholders, most of them strangers to each other, in order to work toward the common goal of adding value. That cooperation is defined by corporate governance: the rules and charter by which corporations are owned, managed, and overseen by shareowners, management, and directors, respectively.

As investment adviser to the Pax World Funds, Impax Asset Management LLC has a fiduciary duty that extends to all functions undertaken on behalf of the Pax World Funds. This includes the voting of proxies relating to the securities held by the Pax World Funds. While an investment company is typically organized pursuant to the corporate or trust laws of a particular state, the principles set forth in these proxy voting guidelines apply to public company securities held by the Pax World Funds, and not necessarily to registered investment companies.

The Pax World Funds (“Pax”) believe that well-governed companies are attentive not only to the financial interests of their investors, but also to the environmental, social and governance (ESG) concerns that affect shareowners and stakeholders. These companies openly engage with their stakeholders and consider the long-term implications of their actions with a focus on creating durable, sustainable value.

Just as our ESG criteria helps us identify well-managed companies, shareowner activism helps us continually improve the financial, environmental, social and corporate governance performance of the companies we invest in. One of the ways that we engage with companies is through proxy voting. Pax seeks to vote proxies in a way that is consistent with our ESG criteria, which we apply to all companies, and the ESG principles and criteria outlined in this document.

Our governance criteria are based on seven principles- loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability- which are explained in further detail in this document.

Pax does rely on information from service providers, including proxy advisory service providers and ESG research providers, to inform our analysis of proxy issues and proxy votes.

Pax acknowledges that the environmental and social challenges companies face generally reflect sector and industry-specific issues; in some cases these challenges may even be company-specific. For these reasons, we address environmental and social matters in this document from a principles approach, as it is impossible to address every specific environmental and social issue that may arise. However, we generally believe that full disclosure of environmental and social policies, programs, and performance are characteristics and enablers of sustainable management, and will, in general, support all efforts for increased ESG disclosure, except where the intent of a specific proposal is clearly counter to the advancement of sustainable management.

Our goal in shareowner engagement and proxy voting is to promote the long-term, sustainable growth of our investments by encouraging sound and sustainable governance of corporations.

A Note About Registered Investment Companies

The Funds may invest from time to time in shares of other investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act regulates investment companies through a broad array of structural and operational limitations that differ vastly than the requirements imposed on public operating companies. For instance, investment companies are not required to hold annual shareholder meetings, which is the forum under which shareholder proxies most often arise for public companies. Additionally, the 1940 Act requires that specified percentages of a registered investment company’s board of directors be persons who are independent of the investment company’s adviser, and that all investment contracts be approved on an annual basis by the board of directors, including a majority of the independent directors. These differences in structure and regulation mean that while many of the guidelines set forth herein will apply to both public operating companies and registered investment companies, some of them will not. Those differences in application are specifically noted throughout these guidelines.

Global Best Practices and International Proxy Voting

Pax invests in companies in a variety of countries and markets, voting proxies around the globe each year. Every market has unique rules, reporting requirements, and ESG practices and standards. Pax strives to stay abreast of new and emerging issues in these markets, and how they relate to global best practices for ESG issues. Pax seeks to vote all proxies in accordance with these ESG principles, but will also consider specific environmental, social, and governance practices and disclosure standards in each market.

Where we see room for improvement in a specific market we seek to work with other institutional shareowners to encourage reform or improvement. Pax may also engage specific issuers, industries, or international market regulators, when appropriate, to inform them of global best practices and to outline how they may improve ESG performance or disclosure.

Governance

As investors, we want the companies we invest in to prosper. We invest in them precisely because we believe that they offer the best opportunities to create long-term, sustainable value for our shareowners. In order to create that value, we believe that companies must be managed according to seven principles of sustainable governance: loyalty, accountability, transparency, equity, receptiveness, durability, and sustainability. These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

These principles are interrelated and interdependent. For example, the duty of loyalty can be compromised if there is not equity among shareowners; accountability demands transparency; durable value cannot be created without fidelity to the principle of sustainability. But we believe that these principles also have important unique characteristics, despite their interrelatedness.

Loyalty. The primary duty of the board of directors is to oversee management on behalf of, and in the interest of, shareowners. No modern publicly-traded corporation can possibly be run on a day to day basis by a consensus of its owners, the shareowners. Shareowners elect directors to guide and monitor the company’s management, to assure that the company is being managed in such a way as to safeguard the interests and assets of its owners, rather than in the managers’ own interest. This is the duty of loyalty.

Accountability. Accountability is central to the effective functioning of a governance structure. At well-governed companies, the board is accountable to shareowners for its stewardship and oversight of management. Management is accountable to directors and shareowners. Each of these parties has some accountability to the company’s internal and external stakeholders. We believe that full accountability is necessary for the creation of sustainable value. Accountability should be built into the major governing structures of all corporations and their boards.

Transparency. There can be no accountability without transparency. Shareowner trust in directors and managers must be built on a foundation of information. To be transparent, corporate disclosures must also be understandable: as free as possible of jargon and technical language that often serves to intimidate and obscure, rather than illuminate.

Equity. Accountability depends on the ability of shareowners to express their views, at a minimum through the proxy vote. Unequal voting rights, such as dual share classes or voting right ceilings, create a condition in which management is able to concentrate voting rights in its own hands. Since the proxy, and the shareowner vote, is the primary mechanism to enforce accountability, the existence of unequal voting rights runs counter to the principle of accountable corporate governance.

Receptiveness. Managers will always know more about the enterprises they manage than the shareowners, and it is impractical to think that shareowner activism can be a substitute for managerial judgment and acumen, or the directors’ oversight and counsel. However, it is also important for corporations to be able to hear the concerns of their shareowners, for no management team or board of directors can anticipate every issue or create perfect strategy, all the time. For the directors to exercise loyalty and the management accountability there must be reasonable provisions for shareowners to express their views and preferences with directors, at a minimum, and preferably with management as well. Similarly, the board should be responsive to shareowner sentiment and take action when shareowner proposals receive significant support from shareowners.

Durability. Pax is a long-term investor. While some new information can and should make a difference over very small timeframes, we believe many determinants of value—intelligent strategy and sustainable management—are generally long-term in nature and do not shift as frequently or as much as do security prices. This is not a new idea: a quarter-century ago, Robert Shiller showed that stock prices were far more volatile than any tangible measure of corporate value, such as discounted cash flows. In our view, much of the activity in stock markets puts far too much emphasis on short-term information and too little on more durable measures.

Sustainability. Sustainability is the best foundation on which to build long-term financial value. While there have been enormous profits made in the short run by consciously unsustainable practices, we believe that corporations’ ability to hide unsustainable operations, or to persist in pursuing them for years, is increasingly limited by the global spread of watchdogs with more sophisticated communications and information technology. The gap between unsustainable exploitation and possible reputational damage is shrinking.

Reputation is important to corporations, and therefore to their investors. But it is by no means the only reason for our emphasis on sustainability. In 1986, when the population of the Earth first exceeded 5 billion people, we began to outstrip the long-term carrying capacity of the planet, and we have been drawing down the Earth’s endowment of resources ever since. We no longer have the luxury of worrying about sustainability on some undefined tomorrow. We face a sustainability crisis today, and through these Proxy Voting Guidelines Pax hopes to make a positive contribution toward stemming and ultimately reversing that crisis.

These principles are reflected throughout our Proxy Voting Guidelines and are used as a guide to voting when new issues emerge.

Director Elections

Directors are stewards of shareowner interests. An effective board is independent in letter and action, elected annually, diverse, attentive and accountable. Though national and state standards of governance may vary, these principles of directorships are constant.

Pax will generally withhold from or vote against slates of director nominees in the following situations:

●	When there are no women on the board of directors.*

●	When there are no minorities on the board of directors.*

°	In cases where we are unable to determine the racial or gender make-up of the board of directors, Pax World Funds will assume that the board is lacking this diversity and will vote accordingly.

●	When the board is classified or staggered (and has not disclosed plans to ensure that all directors are elected annually).

●	When there are significant takeover defenses in place that we believe prevent minority shareowners from having a significant voice in a company’s governance practices.

●	When the company has implemented what we believe are significant changes that may diminish shareowner rights or that could adversely impact shareholders without shareowner approval. Examples of significant changes may include, but are not limited to:

°	reincorporation;

°	options repricing;

°	the adoption of a poison pill;

°	bylaw/charter amendments.

●	When a resolution receives majority support from shareowners, and the board fails to take steps to implement the provisions of the resolution.

●	When the board is not majority independent.*

●	When major governance failures or acts of fraud have occurred that we believe have not been sufficiently addressed by the company.

●	When the company has not disclosed the identities of director nominees to all shareowners.

Pax will generally withhold from or vote against certain board committee members in the following situations:

●	From audit committee members when:

°	The company has not sought ratification of auditors by shareowners.

°	The company is not in compliance with financial reporting standards such as Sarbanes-Oxley Act Section 404.

°	The company has indemnified its auditors from liability.

●	From compensation committee members when:

°	There is a sustained misalignment between compensation and company performance.

°	The company fails to respond to significant shareholder opposition to a say-on-pay proposal.

°	The compensation structure significantly deviates from best market practice.

°	The compensation program disclosure is inadequate to determine whether compensation is aligned with sustainable, long-term company performance.

Pax will generally withhold from or vote against individual nominees in the following situations:

●	In countries where the percentage of women on boards of directors is more than 5 percent, Pax will withhold from or vote against male director nominees when there are less than two women on boards of directors.*

●	From any director:

°	Who is a CEO and serves on two or more public company boards.

°	Who serves on five or more public company boards.

°	That has failed to attend at least 75% of board meetings in the last year.*

°	That we believe has a conflict of interest.

°	That is engaged in related party transactions.

°	That is engaged in interlocking directorships.

●	From the CEO and nominating committee chair when the positions of CEO and Chair are held by the same person and a lead independent director has not been appointed.*

●	From the nominating committee chair when the audit, compensation and nominating committees are not comprised entirely of independent directors.*

●	From the board Chair or controlling shareowner when there are unequal voting rights in place or a controlling shareowner.

●	From problem directors, such as those that have been at other corporations where we believe there have been significant financial or governance failures.

Pax will generally vote case-by-case on the election of directors in contested elections.

Compensation

Compensation should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Compensation practices should be evaluated not only on the quantity of awards or potential awards, but also on the quality of the compensation and related disclosure. Compensation and performance metrics should be disclosed in plain English with a level of specificity that clearly outlines the purpose of compensation and how the compensation components are aligned with that purpose. In addition, compensation practices should instill accountability through an annual advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. To ensure that compensation is fair and reasonable, we believe that performance hurdles should be indexed to peers or industry performance, that compensation plans should prohibit repricing (except in extenuating circumstances) and that CEOs should be prohibited from engaging in hedging.

Executive Compensation

Executive compensation should attract well-qualified executives, create an incentive for them to perform well and in shareholders’ best interest and reward good performance.

Fair. Compensation should reflect performance both on the upside and the downside; it should be in line with compensation at peer companies (indexed to peer or industry performance) and should be reasonable when compared to other employees at the company.

Performance-Based. Compensation should be linked to performance in such a way that it creates incentives for executives to perform well in the long term. It should also include down-side risk and should not allow hedging or other practices that remove the link between performance and compensation.

Long-Term. Compensation should be designed to drive long-term, durable performance and should, therefore, be linked to performance metrics (financial, environmental, social, or governance related) that are aimed at long-term performance

Transparent. Executive compensation should be straightforward and clear. For US companies, it should be written in plain English, as the SEC has repeatedly emphasized.

Say-On-Pay

The following provisions are of concern to Pax. We will carefully examine and may vote against executive compensation plans that include such items as:

●	Compensation that is not adequately linked to company performance

●	Compensation that does not include upside and downside risk

●	The lowering of performance targets for performance-based compensation without justification

●	The use of inappropriate peer groups

●	The repeated use of discretionary or guaranteed bonuses

●	Performance targets that are not sufficiently challenging

●	The use of tax gross-ups

●	Excessive perquisites

●	Stock option awards to executives that we believe are excessive relative to other types of compensation and compared with peers, especially when the executives to whom the options would be awarded already own large numbers of shares (in which case further awards would have limited impact on executive incentives)

●	Over-reliance on stock awards that vest based solely on tenure rather than performance

●	Compensation based on the performance of a defined benefit pension plan

●	Contain elements that are not linked to performance. Examples may include, but are not limited to:

○	Golden Parachutes;

○	Golden Hellos; or

○	Golden Coffins.

Pax will generally vote in favor of proposals that we believe promote accountability in compensation practices.

Pax will generally vote in favor of proposals that we believe are consistent with the principles of executive compensation outlined above.

Director Compensation

Pax concurs with the Council of Institutional Investors that director compensation is intended to attract and retain highly qualified directors, and to align their interests with those of shareowners. Director compensation should be designed to uphold the following principles:

Talent. Director compensation should help attract and retain qualified individuals to serve as directors.

Shareowner Stewardship. Directors are stewards of shareowner interests. For this reason, director compensation plans should align the interests of directors and shareowners.

We believe that an effective director compensation plan should:

●	Include equity grants that vest immediately;

●	Require that directors hold a minimum amount of shares;

●	Exclude stock options; and

●	Exclude other performance-based components and perquisites.

Pax will generally vote on director compensation plans in accordance with these principles.

Omnibus Compensation Plans

Pax believes that compensation plans can be an effective way to create incentives for improved performance throughout the organization. They can also help attract and retain talented employees. Omnibus compensation plans should be designed to compensate a broad base of employees and align their interests with those of shareowners. Plans should be renewed in a timely manner, at least every three to four years (or more frequently), and companies should provide detailed information about the specifics of the plan, such as performance targets and the maximum individual award or total plan pool.

●	Pax will generally vote against compensation plans when the company’s overall dilution, including dilution associated with the proposed plan, exceeds 10% or the company’s burn rate exceeds 2%.

●	Pax will generally vote against compensation plans that allow reloading of stock options.

●	Pax will generally vote against plans that allow repricing of stock options.

○	Pax may support stock option repricing if the company indexes options to peers and we determine that the company’s performance is tied to general market or industry trends.

Employee Stock Purchase Plans:

●	Pax will generally vote in favor of employee stock purchase plans when the discount price associated with the plan is 85% or higher and the purchase window is reasonable.

Compensation Consultants

Pax acknowledges that the use of compensation consultants by compensation committees is common. Pax believes that companies that use compensation consultants should disclose information about the fees paid to compensation consultants so that investors can determine if a potential conflict of interest exists.

●	Pax will generally vote in favor of proposals requesting disclosure regarding the company’s use of compensation consultants.

Shareowner Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Because of this relationship, shareowners should have access to directors through channels that are independent of management. Shareowner access to directors and the proxy provides a system of accountability between the executives, directors and shareowners.

●	Proxy Access:

○	Pax will generally vote in favor of proposals that make it easier for shareowners to nominate director candidates.

○	Pax will generally vote against proposals that make it more difficult for shareowners to nominate director candidates.

●	Written Consent:

○	Pax will generally vote in favor of proposals that decrease or remove restrictions on the ability of shareowners to act by written consent.

○	Pax will generally vote against proposals that seek to limit shareowner ability to act by written consent.

●	Special Meetings:

○	Pax will generally vote in favor of proposals that decrease or remove restrictions on shareowner ability to call special meetings.

○	Pax will generally vote against proposals to restrict shareowner ability to call special meetings.

●	Supermajority Voting:

○	Pax will generally vote in favor of proposals to lower requirements for supermajority voting.

○	Pax will generally vote against proposals to adopt or raise supermajority voting requirements.

●	Cumulative Voting:

○	Pax will generally vote in favor of proposals to adopt cumulative voting.

○	Pax will generally vote against proposals to eliminate cumulative voting.

●	Reincorporation:

○	Pax will generally vote in favor of management proposals that require a company to reincorporate in a state with stronger protections of shareowner rights.

○	Pax will vote shareowner proposals requiring reincorporation on a case-by-case basis.

Capital Structure

Pax believes that companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or diluting shareowner value.

●	Pax will generally vote in favor of proposals that seek to increase share capital up to 20% when all shareowners are entitled to participate equally.

●	Pax will generally vote in favor of proposals that seek to increase the share capital up to 5% when all shareowners are not entitled to participate equally.

●	Pax will generally vote in favor of share buybacks unless there are indications that the buyback is not in the best interest of shareowners.

Board Structure & Procedures

●	Board Size: Pax believes that boards of directors should be large enough to include diverse ideas and perspectives and to manage the workload of the board of directors, but not too large so as inhibit effective decision making.

○	Pax will generally vote in favor of proposals that seek to set the board size between six and 15 members.

●	Board Structure: Pax prefers directors to be elected annually.

○	Pax will generally vote in favor of proposals that seek the declassification of boards and the elimination of a two-tiered board structure.

○	Pax will generally vote against proposals to adopt staggered director elections or a two-tiered structure.

●	Independent Chair:

○	Pax will generally vote in favor of proposals that would require the board appoint an independent Board Chair.

○	Pax will generally vote in favor of proposals that request the separation of the Chair and CEO positions.

●	Ratification of Board & Management Acts, Director Liability and Indemnification:

○	Pax will generally vote against proposals that could limit directors’ liability for unspecified acts.

○	Pax will vote on a case by case basis for proposals to limit directors’ liabilities in specific circumstances.

●	Diversity:

○	Pax will generally vote in favor of proposals that would require the board to consider women and minority candidates in every director search.

●	Director Terms:

○	Pax believes that board refreshment and routine director evaluation are key components of a well-functioning board that can promote board diversity and bring new perspectives, insights and expertise to the board. Pax will carefully scrutinize proposals that seek to limit the tenure of independent directors to balance the need for board refreshment with the desire to maintain continuity.

Operational Matters

Shareowner meetings represent a formal engagement between companies and their owners, the shareowners. As part of this process, shareowner approval may be sought on certain routine or operational items. In general, shareowners should be provided adequate time and materials to consider agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings. Shareowners should be provided information to evaluate the independence of key support services, such as auditors and compensation consulting services. In addition, operational and routine matters should provide a system of checks and balances between management, shareowners, and the board.

●	Adjourn meeting:

○	Pax will generally vote in favor of proposals to adjourn meetings.

○	Pax will generally vote case-by-case to adjourn the meeting in proxy contests.

●	Transact Other Business:

○	Pax will generally vote against proposals to transact other business that may come before the meeting (expect in instances where adequate disclosure has been provided to effectively evaluate what this business may entail).

●	Meeting Formalities:

○	Pax will generally vote in favor of proposals to carry out meeting formalities.

●	Alter Meeting Date, Time or Location:

○	Pax will generally vote proposals to alter meeting date, time or location on a case-by-case basis.

●	Auditor Ratification & Audit Fees: In evaluating auditor ratification and audit fees, Pax will consider auditor independence.

○	Pax will generally vote in favor of proposals to ratify auditors or audit fees unless:

§	The auditor is not independent or has an agreement with the company that calls into question the auditor’s independence.

§	The auditor has rendered an inaccurate opinion regarding the company’s financial reports or position.

§	The auditor received non-audit related fees that comprise more than 25% of total fees received from the company.

●	Ratification of Auditor Acts, Auditor Indemnification or Limitation of Liability: Auditors should be independent of the company and accountable to both the company and its shareowners.

○	Pax will generally vote against proposals that seek to limit liabilities for or indemnify auditors.

●	Statutory Auditors: Though Pax prefers that auditors are independent, we recognize that in certain markets it is customary to have inside auditors.

○	Pax will generally vote against non-independent nominees when the Board of Statutory Auditors is not majority independent.

Takeover Defenses

Pax believes the takeover defenses can prevent management from exploring opportunities that may be in the company’s and shareowners’ best interest. Proposals related to takeover defenses should always be put forth for shareowner consideration.

●	Pax will generally vote against takeover defense plans (except in situations where we determine that a particular takeover defense is in the best interest of shareowners).

Mergers & Acquisitions

Pax acknowledges the complex and varied nature of mergers and acquisitions. In evaluating mergers and acquisitions, members of the Sustainability Research and Portfolio Management Departments work in partnership to evaluate the potential financial and ESG strengths and weaknesses of a particular transaction. Pax generally considers a number of criteria in evaluating the ESG impact of merger and acquisition events including, but not limited to, environment, climate change, community, diversity, gender empowerment, human rights, indigenous peoples’ welfare, labor relations, product safety and integrity, workplace health and safety, and corporate governance. In addition, Pax may also consider factors such as the industry and geography.

●	Pax will vote mergers, acquisitions and related proposals on a case-by-case basis.

Political Contributions & Lobbying Expenditures

Pax believes that companies should disclose to shareowners information on how political contributions and lobbying expenditures are overseen as well as the amounts of monetary and non-monetary contributions made on an annual basis.

●	Pax will generally vote in favor of proposals that would result in increased transparency around political activities and contributions.

●	Pax will generally vote in favor of shareholder proposals requesting that companies cease making political contributions or engaging in lobbying.

Environmental Matters

Every company has some impact on the environment. Environmental impacts can include consumption of resources, including energy; creation and disposition of waste products (including discharges to all media: air, water, and soil); and impacts on biodiversity and habitat. We believe that good stewards of these environmental impacts pay attention to the entire lifecycle of the product in question; disclose policies and performance in enough detail to understand specific areas of risk and opportunity; and are mindful of emerging environmental issues both in their own operations and throughout their supply chains.

Pax will generally vote in favor of resolutions that ask companies to undertake initiatives to track, report on, and manage the environmental impacts of their business, including significant upstream and downstream impacts. The landscape of corporate environmental impact shifts frequently, and we do not believe it is useful to attempt to enumerate our policy on each issue. The list below includes some of the major environmental issues that have often appeared on corporate proxies.

Climate Change. Pax believes that well-managed companies are transparent about their own contributions to climate change and report on their own mitigation and adaptation efforts. We also believe that every company has a role to play in reducing the use of fossil fuels.

●	Pax will generally vote in favor of proposals that request that companies disclose their potential risks from climate change, or that request disclosure or development of policies or programs to mitigate their climate change risk and impact.

Water. Pax believe that companies are vulnerable to the risks associated with increasing challenges related to water access, extreme weather and sea-level rise.

●	Pax will generally vote in favor of proposals that request that companies acknowledge and report on their water-related risk, or that request disclosure or development of policies and programs to mitigate those risks.

Commitment & Transparency. Pax believes that companies that disclose their environmental policies, programs and performance are better managed and less likely to experience problems with environmental compliance or suffer reputational damage as a result of environmental mismanagement. Companies may communicate their environmental policies and commitments through sustainability, GRI reporting, issue-based environmental reporting such as the Carbon Disclosure Project, or as members in industry-specific initiatives such as the Equator Principles and Responsible Care.

●	Pax will generally vote in favor of proposals that request that companies adopt policies regarding their environmental commitments and practices and those that request that companies increase reporting of environmental matters.

Social Matters

Pax believes that well-managed companies are attentive to social impacts, and take appropriate steps to measure, manage, and disclose policies, programs, and performance with respect to social impacts. Pax will generally support proposals that request that companies undertake reasonable efforts to measure, manage, and report on their social impacts, including impacts throughout their supply chains. Corporations have a variety of impacts on society including, but not limited to, the following categories:

Diversity. Companies that have strong diversity policies and programs and those that disclose the performance and success of those programs are, we believe, less vulnerable to disruptions as a result of workplace strife, exceptional turnover, costly lawsuits and reputational damage.

●	Pax will generally vote in favor of proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their equal employment opportunity statement to include sexual orientation and gender identity and/or expression.

Gender Equality. Pax believes that companies that take affirmative steps to attract, retain and promote women and to advance gender equality and women’s empowerment in the workplace and beyond are better-managed companies

●	Pax will generally vote in favor of proposals that request the adoption of board committee charter language that would require the company to consider female and/or minority candidates in every director search and those that seek increased disclosure of policies and program aimed at promoting gender equality and empowerment.

Human Rights. Pax believes it is the responsibility of businesses to protect and uphold human rights in their own operations and throughout their supply chain. It is also critical for companies to manage human rights as failing to do so can result in costly legal and reputational risk.

●	Repressive Regimes: Pax will generally vote in favor of proposals that request that companies adopt policies regarding, or increase reporting around any involvement with, repressive regimes or conflict zones.

●	Human Trafficking: Pax will generally vote in favor of proposals that request that companies adopt policies to prohibit human (labor and sex) trafficking or programs to educate employees and consumers about related risks.

●	Negative Images & Stereotyping: Pax will generally vote in favor of proposals that request that companies develop policies governing the use of images of indigenous peoples, women or other identifiable groups in their advertising, brand, or mascots.

Indigenous Peoples’ Welfare. Pax believes a company’s effectiveness in managing indigenous relations is an indicator of management quality. Failing to address indigenous relations issues when they arise can pose reputational, regulatory and financial risks to corporations.

●	Pax will generally vote in favor of proposals requesting that companies develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

Labor Relations. Pax believes that constructive labor management relations are an indicator of sound management and a sustainable business model.

●	Pax will generally vote in favor of proposals that request that companies adopt policies or codes of conduct that address employees’ rights to collective bargaining or other labor relations issues that protect employees’ rights.

Product Safety and Integrity. Pax believes that a company’s failure to comply with regulatory requirements and problems associated with product safety or product promotion can have far-reaching, negative consequences for consumers and therefore can result in reputational and financial damage to the company. Product recalls, often as a result of product safety issues, in particular, can cause considerable harm to a company’s revenues, reputation, profitability, publicity and brand integrity.

●	Pax will generally vote in favor of proposals that request that companies take steps to improve product-related safety performance or report on product safety and integrity issues. These issues may include, but are not limited to, privacy & data security, toxicity, animal welfare, nanomaterials, and product recalls.

Workplace Health and Safety. Pax believes a company’s commitment to workplace and employee safety is a key component of its overall sustainability profile. The costs of workplace accidents can grow quickly when factoring in workers’ compensation payments, legal expenses associated with litigation, regulatory penalties and compliance costs.

●	Pax will generally vote in favor of proposals that request that companies adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

Community. Pax believes that companies that are committed to having a positive impact on the communities in which they operate tend to be better-managed companies. Not only are these companies better able to avoid reputational and legal risks that can result from negative community relations – positive community relations are often an indication of superior management.

●	Pax will generally vote in favor of proposals that request that companies adopt policies or report on practices that govern community engagement.

Other Issues

Pax will vote on issues that are not covered in these Guidelines in accordance with the Principles outlined above.

*	Pax believes that these principles would generally apply in proxy votes for registered investment companies, and will vote accordingly.

APPENDIX B

WOMEN’S EMPOWERMENT PRINCIPLES

1. Establish high-level corporate leadership for gender equality.

a.	Affirm high-level support and direct top-level policies for gender equality and human rights.

b.	Establish company-wide goals and targets for gender equality and include progress as a factor in managers’ performance reviews.

c.	Engage internal and external stakeholders in the development of company policies, programmes and implementation plans that advance equality.

d.	Ensure that all policies are gender-sensitive identifying factors that impact women and men differently and that corporate culture advances equality and inclusion.

2. Treat all women and men fairly at work — respect and support human rights and nondiscrimination.

a.	Pay equal remuneration, including benefits, for work of equal value and strive to pay a living wage to all women and men.

b.	Ensure that workplace policies and practices are free from gender-based discrimination.

c.	Implement gender-sensitive recruitment and retention practices and proactively recruit and appoint women to managerial and executive positions and to the corporate board of directors.

d.	Assure sufficient participation of women 30% or greater in decision-making and governance at all levels and across all business areas.

e.	Offer flexible work options, leave and re-entry opportunities to positions of equal pay and status.

f.	Support access to child and dependent care by providing services, resources and information to both women and men.

3. Ensure the health, safety and well-being of all women and men workers.

a.	Taking into account differential impacts on women and men, provide safe working conditions and protection from exposure to hazardous materials and disclose potential risks, including to reproductive health.

b.	Establish a zero-tolerance policy towards all forms of violence at work, including verbal and/or physical abuse, and prevent sexual harassment.

c.	Strive to offer health insurance or other needed services including for survivors of domestic violence and ensure equal access for all employees.

d.	Respect women and men workers’ rights to time off for medical care and counseling for themselves and their dependents.

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e.	In consultation with employees, identify and address security issues, including the safety of women traveling to and from work and on company-related business.

f.	Train security staff and managers to recognize signs of violence against women and understand laws and company policies on human trafficking, labour and sexual exploitation.

4. Promote education, training and professional development for women.

a.	Invest in workplace policies and programmes that open avenues for advancement of women at all levels and across all business areas, and encourage women to enter nontraditional job fields.

b.	Ensure equal access to all company-supported education and training programmes, including literacy classes, vocational and information technology training.

c.	Provide equal opportunities for formal and informal networking and mentoring.

d.	Offer opportunities to promote the business case for women’s empowerment and the positive impact of inclusion for men as well as women.

5. Implement enterprise development, supply chain and marketing practices that empower women.

a.	Expand business relationships with women-owned enterprises, including small businesses, and women entrepreneurs.

b.	Support gender-sensitive solutions to credit and lending barriers.

c.	Ask business partners and peers to respect the company’s commitment to advancing equality and inclusion.

d.	Respect the dignity of women in all marketing and other company materials.

e.	Ensure that company products, services and facilities are not used for human trafficking and/or labour or sexual exploitation.

6. Promote equality through community initiatives and advocacy.

a.	Lead by example—showcase company commitment to gender equality and women’s empowerment.

b.	Leverage influence, alone or in partnership, to advocate for gender equality and collaborate with business partners, suppliers and community leaders to promote inclusion.

c.	Work with community stakeholders, officials and others to eliminate discrimination and exploitation and open opportunities for women and girls.

d.	Promote and recognize women’s leadership in, and contributions to, their communities and ensure sufficient representation of women in any community consultation.

e.	Use philanthropy and grants programmes to support company commitment to inclusion, equality and human rights.

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7. Measure and publicly report on progress to achieve gender equality

a.	Make public the company policies and implementation plan for promoting gender equality.

b.	Establish benchmarks that quantify inclusion of women at all levels.

c.	Measure and report on progress, both internally and externally, using data disaggregated by gender.

d.	Incorporate gender markers into ongoing reporting obligations.

e.	Incorporate gender markers into ongoing reporting obligations.

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